                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated February 27, 2003 in the Amendment No. 1 to the Registration Statement (No. 333-103373) and related Prospectus of Claymore Securities Defined Portfolios, Series 143.

                                                      /s/ GRANT THORNTON LLP
                                                          GRANT THORNTON LLP

Chicago, Illinois
February 27, 2003